Exhibit 10.1

                    Form of Mortgage Loan Purchase Agreement
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                              FORM OF MORTGAGE LOAN
                               PURCHASE AGREEMENT

     This Mortgage Loan Purchase Agreement dated as of ________________, 199_ (the "Agreement"), is between THE CIT GROUP SECURITIZATION CORPORATION III, as purchaser (the "Purchaser"), and THE CIT GROUP/CONSUMER FINANCE, INC., as seller (the "Seller").

     Subject to the terms hereof, the Seller agrees to sell, and the Purchaser agrees to purchase, the mortgage loans set forth on Exhibit A (collectively, the "Initial Mortgage Loans"), having an aggregate outstanding principal balance as of ________________, 199_ (the "Initial Cut-off Date") of approximately $____________.

     It is the intention of the Seller and the Purchaser that the Purchaser shall sell the Initial Mortgage Loans to the CIT Home Equity Loan Trust 199_ - _ and shall enter into a Pooling and Servicing Agreement, dated as of the date hereof, among the Purchaser, the Seller, as seller and master servicer and ___________, as trustee, pursuant to which Home Equity Loan Asset Backed Certificates, Series 199_-_ (the "Certificates"), evidencing ownership interests in the Initial Mortgage Loans will be issued.

     The Purchaser and the Seller wish to prescribe the terms and conditions of the purchase by the Purchaser of the Initial Mortgage Loans and the servicing and administration of the Initial Mortgage Loans.

     In consideration of the premises and the mutual agreements hereinafter set forth, the Purchaser and the Seller agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Definitions. Certain capitalized terms used in this Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement. All references in this Agreement to Articles, Sections, subsections and exhibits are to the same contained in or attached to this Agreement unless otherwise specified.

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                                   ARTICLE II

                 SALE AND CONVEYANCE OF INITIAL MORTGAGE LOANS;
                               MORTGAGE LOAN FILES

     SECTION 2.01. Sale and Conveyance of Initial Mortgage Loans. On the Closing Date, subject to the terms and conditions hereof, the Seller shall sell, transfer, assign absolutely, set over and otherwise convey to the Purchaser (i) all the right, title and interest of the Seller in and to the Initial Mortgage Loans and all the rights, benefits, and obligations arising from and in connection with each Initial Mortgage Loan, (ii) assignments of the security interests in the Initial Mortgaged Properties granted by the Mortgagors pursuant to the Initial Mortgage Loans, (iii) all payments received by the Seller on or with respect to the Initial Mortgage Loans on or after the Initial Cut-off Date,
(iv) the interest of the Seller in any Initial Mortgaged Property (including any right to receive future Net Liquidation Proceeds) that secures the Initial Mortgage Loans; (v) all rights of the Seller to proceeds of Insurance Policies covering the Mortgagors and the Initial Mortgage Loans, (vi) the proceeds from any Master Servicer's Errors and Omissions Protection Policy, any fidelity bond and any blanket physical damage policy, to the extent such proceeds relate to any Initial Mortgaged Property, (vii) all rights of recourse against any cosigner or under any personal guarantee with respect to the Initial Mortgage Loans, (viii) all amounts held for the Trust in the Collection Account, [(ix) all amounts held for the Trust in the Pre-Funding Account, (x) all amounts held for the Trust in the Capitalized Interest Account], (xi) all proceeds in any way derived from any of the foregoing items, and (xii) all documents contained or required to be contained in the Mortgage Loan Files relating to the Initial Mortgage Loans. The parties intend and agree that the conveyance of the Seller's right, title and interest in and to the Initial Mortgage Loans pursuant to this Agreement shall constitute an absolute sale.

     The Seller hereby declares and covenants that it shall at no time have any legal, equitable or beneficial interest in, or any right, including without limitation any reversionary or offset right, to the Collection Account, [the Pre-Funding Account, the Capitalized Interest Account and the Reserve Account,] and that, in the event it receives any of the same, it shall hold same in trust for the benefit of the Trust on behalf of the Certificateholders and shall immediately endorse over to the Trust any such amount it receives.

     SECTION 2.02. Purchase Price; Payments on the Initial Contracts.

     (a) The purchase price for the Initial Mortgage Loans shall be an amount equal to $ ______________. Such purchase price shall be payable in immediately available funds on the Closing Date.

     (b) The Purchaser shall be entitled to all payments of principal and interest received on or after the Initial Cut-off Date. All payments of principal and interest received before the Initial Cut-off Date shall belong to the Seller. The Seller shall hold in trust for the Purchaser and shall promptly remit to the Purchaser, any payments on the Initial Mortgage Loans received by the Seller that belong to the Purchaser under the terms of this Agreement.

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     SECTION 2.03. Conditions to Sale of Initial Mortgage Loans. The Purchaser's
obligations hereunder are subject to the following conditions:

     (a) The Purchaser shall have received (i) the Pooling and Servicing Agreement executed by all the parties thereto, (ii) all documents required by the Pooling and Servicing Agreement and (iii) such other opinions and documents as the Purchaser may reasonably require in connection with the purchase of the Initial Mortgage Loans hereunder or the sale of the Certificates;

     (b) The representations and warranties of the Seller and the Master Servicer made in the Pooling and Servicing Agreement shall be true and correct on the Closing Date; and

     (c) The Purchaser shall have received from counsel to the Seller a letter stating that the Purchaser may rely on such counsel's opinion delivered pursuant to the Pooling and Servicing Agreement and such counsel's opinions to Moody's Investors Service, Inc. and Standard and Poor's Ratings Service in respect of the sale of the Initial Mortgage Loans to the Purchaser by the Seller, or such opinions may be addressed and delivered to the Purchaser.

     SECTION 2.04. Examination of Files. The Seller will make the Mortgage Loan Files with respect to the Initial Mortgage Loans available to the Purchaser or its agent for examination at the Trust's offices or such other location as otherwise shall be agreed upon by the Purchaser and the Seller.

     SECTION 2.05. Transfer of Initial Mortgage Loans. Pursuant to the Pooling and Servicing Agreement, the Purchaser will assign all of its right, title and interest in and to the Initial Mortgage Loans to the Trust for the benefit of the Certificateholders. The Purchaser has the right to assign its interest under this Agreement as may be required to effect the purposes of the Pooling and Servicing Agreement, by written notice to the Seller and without the consent of the Seller, and the assignee shall succeed to the rights and obligations hereunder of the Purchaser.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE SELLER;
                      REPURCHASE OF INITIAL MORTGAGE LOANS

     SECTION 3.01. Representations and Warranties of the Seller.

     (a) The representations and warranties of the Seller contained in the Pooling and Servicing Agreement are incorporated herein, and are made to the Purchaser on the date hereof, as if set forth herein and as if made to the Purchaser on the date hereof. The Seller will make such representations and warranties in the Pooling and Servicing Agreement directly to the Trust

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and will become obligated in respect of such representations and warranties pursuant to the Pooling and Servicing Agreement. On the Closing Date, the Seller shall deliver to the Purchaser an Officers' Certificate, dated the Closing Date, to the effect that the representations and warranties made in the Pooling and Servicing Agreement by the Seller are true and correct as of the Closing Date.

     (b) It is understood and agreed that the representations and warranties incorporated by reference in this Agreement by Section 3.01(a) hereof shall remain operative and in full force and effect, shall survive the transfer and conveyance of the Initial Mortgage Loans by the Seller to the Purchaser and by the Purchaser to the Trust, and shall inure to the benefit of the Purchaser, the Trust and their successors and permitted assignees.

     (c) The Seller shall indemnify the Purchaser and the Master Servicer and hold the Purchaser and the Master Servicer harmless against any loss, penalties, fines, forfeitures, legal fees and related costs, judgments and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained or incorporated by reference in this Agreement. It is understood and agreed that the obligation of the Seller set forth in this
Section 3.01 to indemnify the Purchaser and the Master Servicer as provided in this Section 3.01 constitutes the sole remedy of the Purchaser and the Master Servicer respecting a breach of the foregoing representations and warranties. The Trust shall also have the remedies provided in the Pooling and Servicing Agreement.

     (d) Each indemnified party shall give prompt notice to the Seller of any action commenced against it with respect to which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement, unless the failure to notify materially prejudices the rights and condition of the Seller. The Seller shall be entitled to participate in any such action, and to assume the defense thereof, and after notice from the Seller to an indemnified party of its election to assume the defense thereof, the Seller will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

     (e) Any cause of action against the Seller or relating to or arising out of the breach of any representations and warranties made or incorporated by reference in this Section 3.01 shall accrue as to any Initial Mortgage Loan upon
(i) discovery of such breach by the Purchaser or the Servicer or notice thereof by the Seller to the Purchaser and the Servicer, (ii) failure by the Seller to cure such breach and (iii) demand upon the Seller by the Purchaser for all amounts payable in respect of such Initial Mortgage Loan.


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                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

     SECTION 4.01. Amendment. This Agreement may be amended from time to time by the Seller and the Purchaser by written agreement signed by the Seller and the Purchaser.

     SECTION 4.02. Counterparts. For the purpose of facilitating the execution of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     SECTION 4.03. Termination. The Seller's obligations under this Agreement shall survive the sale of the Initial Mortgage Loans to the Purchaser.

     SECTION 4.04. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 4.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed by first class mail, postage prepaid, to (i) in the case of the Seller, The CIT Group/Consumer Finance, Inc., 650 CIT Drive, Livingston, New Jersey 07039,
Attention: President, or such other address as may hereafter be furnished to Purchaser in writing by the Seller or (ii) in the case of the Purchaser, The CIT Group Securitization Corporation III, 650 CIT Drive, Livingston, New Jersey 07039, Attention: President, or such other address as may hereafter be furnished to the Seller by the Purchaser.

     SECTION 4.06. Severabilitv of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 4.07. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the Seller and the Purchaser and their respective successors and assigns, as may be permitted hereunder.


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     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                      THE CIT GROUP SECURITIZATION
                                      CORPORATION III,
                                        as Purchaser

                                      By:____________________________________
                                      Name:
                                      Title:

                                      THE CIT GROUP/CONSUMER FINANCE, INC.,
                                        as Seller

                                      By:____________________________________
                                      Name:
                                      Title:

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                                    EXHIBIT A

                         List of Initial Mortgage Loans

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                                    EXHIBIT B

                           FORM OF OPINION OF COUNSEL

                             _________________, 199_


          solely in its capacity as [Trustee] Trustee under the Pooling and Servicing Agreement

[Address]

Dear Ladies and Gentlemen:

     I have acted as counsel to The CIT Group/Consumer Finance, Inc. ("CITCF") and The CIT Group Securitization Corporation III, a Delaware corporation (the "Company"), in connection with the sale of CIT Home Equity Loan Trust 199_-_ Asset-Backed Certificates (the "Certificates"). The Certificates represent interests in, a trust, the CIT Home Equity Loan Trust 199_-_ (the "Trust"), consisting of a pool of mortgage loans secured by residential properties (collectively, the "Mortgage Loans") and certain related property. The Company purchased certain of the Mortgage Loans from CITCF (the "Initial Mortgage Loans") pursuant to a residential properties Purchase Agreement, dated as of ________________, 199_, by and between CITCF and the Company. Additional Mortgage Loans are being purchased by the Company from CITCF (the "Subsequent Mortgage Loans") pursuant to the Subsequent Mortgage Loan Purchase Agreement dated as of _________________, 199_ (the "Subsequent Purchase Agreement"). Pursuant to a Pooling and Servicing Agreement, dated as of _________________, 199_ (the "Pooling and Servicing Agreement"), among the Company, CITCF, as Master Servicer and the Trustee, the Company transferred the Initial Mortgage Loans to the Trust. The Company will also transfer, pursuant to the Pooling and Servicing Agreement, the Subsequent Mortgage Loans to the Trust, the corpus of which will consist of each of the Initial Mortgage Loans and the Subsequent Mortgage Loans and certain other property transferred by the Company to the Trust.

     A11 capitalized terms used herein and not defined shall have the meanings assigned to them in the Subsequent Purchase Agreement.

     In rendering the following opinions, I have examined (i) the Subsequent Purchase Agreement; (ii) the Pooling and Servicing Agreement; (iii) the Certificate of Incorporation of each of CITCF and the Company; (iv) the By-Laws of each of CITCF and the Company; (v) copies of certain unanimous consents adopted by the Board of Directors of the

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Company authorizing the issuance and sale of the Certificates and the purchase of the Mortgage Loans; and (vi) copies of certain unanimous written consents of the Board of Directors of CITCF. I have also examined such other documents and made such investigations of law as I have considered necessary and appropriate for the purposes of the opinions expressed herein. I have assumed the authenticity of signatures on original documents and the conformity to the original of all documents submitted to me as certified, conformed or photostatic copies and have relied as to all matters of fact on certificates, representations or statements by officers of the Company or CITCF.

     In making my examination of agreements, instruments and other documents and in giving opinions herein, I have assumed that the Trustee has and had the power and capacity to execute and deliver such agreements, instruments and other documents and to perform all of their obligations thereunder and that such agreements, instruments and other documents were duly authorized by all requisite action by or on behalf of the Trustee were duly executed, acknowledged, as necessary, and delivered by or on behalf of and are the legal, valid and binding obligations of, and are enforceable in accordance with their terms against, the Trustees.

     Based upon, and subject to, the foregoing I am of the opinion that:

     1. The Subsequent Purchase Agreement has been duly authorized, executed and delivered by each of CITCF and the Company and constitutes the legal, valid and binding agreement of each of CITCF and the Company, and is enforceable against each of CITCF and the Company in accordance with its terms; the Subsequent Purchase Agreement is effective to transfer all of CITCF's right, title and interest in and to the Subsequent Mortgage Loans and other property described in
Section 2.1 of the Subsequent Purchase Agreement to the Company; the Pooling and Servicing Agreement is effective to transfer all of the Company's right, title and interest in and to such Subsequent Mortgage Loans and other property to the Trust subject to no prior liens or encumbrances.

     2. No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under federal laws or the laws of the State of Delaware for the execution, delivery and performance by the Company of the Subsequent Purchase Agreement or the consummation of any other transaction contemplated thereby by the Company, except for those which have been obtained or except such as may be required under the Securities Act of 1933, as amended or the regulations promulgated thereunder or state securities or Blue Sky laws of any jurisdiction.

     3. No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the State of Delaware for the execution, delivery and performance by CITCF of the Subsequent Purchase Agreement or the consummation of any other transaction contemplated thereby by CITCF except for those which have been obtained or except such as may be required under the Securities Act of 1933, as amended or the regulations promulgated thereunder or state securities or Blue Sky laws of any jurisdiction.

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     I am furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to or relied on by any other person or for any other purpose.

     The foregoing opinion is given on the express understanding that the undersigned is an officer of the Company and CITCF and shall in no event incur any personal liability in connection with the said opinion.

                                             Very truly yours,